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Exhibit 10.23

AMENDMENT NO. 2
TO
STOCK OPTION AGREEMENT

        This Amendment No. 2 to Stock Option Agreement is made as of the 6th day of December 2001, by and between LodgeNet Entertainment Corporation, a Delaware corporation (the "Company") and John M. O'Haugherty ("Executive"),

WITNESSETH:

        WHEREAS, the Company and the Executive entered into a Stock Option Agreement, dated December 31, 1992 and amended on October 8, 1993 (the "Original Agreement"); and

        WHEREAS, the Company and the Executive desire to amend the Original Agreement as set forth herein;

        NOW, THEREFORE, in consideration of the premises and the covenants and agreements set forth herein, the parties hereto agree as follows:

        1.    All defined terms used herein and defined in the Original Agreement are used as defined in the Original Agreement.

        2.    The period in which the Option may be exercised, as set forth in Section 3 of the Original Agreement, is hereby extended from ten years to 12 years.

        3.    In all other respects, the Original Agreement shall remain unchanged and in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Amendment No. 2 to Stock Option Agreement as of the date first above written.

LODGENET ENTERTAINMENT CORPORATION
By: Its	/s/ SCOTT C. PETERSEN President & CEO
/s/ JOHN M. O'HAUGHERTY John M. O'Haugherty (Executive)

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AMENDMENT NO. 2 TO STOCK OPTION AGREEMENT